UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

January 30, 2009

PDL BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard

Incline Village, Nevada 89451

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(775) 832-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 5, 2009, PDL BioPharma, Inc. (“PDL” or “we”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of August 25, 2006, between PDL and Mellon Investor Services, LLC, as Rights Agent (as so amended, the “Rights Agreement”). The Amendment accelerates the final expiration date of PDL’s Series A Preferred Stock purchase rights (the “Rights”) from August 25, 2016 to February 12, 2009. Accordingly, the Rights will expire and the Rights Agreement will terminate and be of no further force and effect as of the close of business on February 12, 2009. The Amendment is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders

The information set forth in each of Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On January 30, 2009, Laurence J. Korn notified PDL of his intention to resign as a member of the Board of Directors (the “Board”) of PDL and of the committees of the Board where he was a member, effective February 1, 2009.

In addition, the information set forth in Item 5.02(d) of this Current Report on Form 8-K is incorporated herein by reference.

(d) On February 3, 2009, the Board elected Christine Larson, PDL’s Vice President and Chief Financial Officer, to serve as a member of the Board solely for the purpose of establishing a quorum for the Board. After the Board established the quorum, the Board reduced the size of the Board from seven to five. Immediately thereafter on February 3, 2009, Ms. Larson resigned as a member of the Board.

The current members of the Board are Joseph Klein III, John P. McLaughlin and Paul W. Sandman.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

After the expiration of the Rights on February 12, 2009, PDL expects to file a Certificate of Elimination with the Secretary of State of the State of Delaware eliminating the Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 2, 2009, the Board adopted a new Code of Business Conduct (the “Code”) that applies to all of its directors, officers and employees. The Code replaces in its entirety PDL’s existing Code of Conduct and Policy Regarding Reporting of Potential Violations. The Code was adopted to reflect PDL’s changing needs following the spin-off of its biotechnology operations. A copy of the Code is attached to this Current Report on Form 8-K as Exhibit 14.1 and is incorporated herein by reference. The Code will also be posted on the Corporate Governance page of PDL’s website at www.pdl.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment to the Rights Agreement dated as of February 5, 2009 between PDL BioPharma, Inc. and Mellon Investor Services, LLC, as Rights Agent.

14.1	PDL BioPharma, Inc. Code of Business Conduct

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2009	PDL BioPharma, Inc.

	By:	/s/ Christopher Stone
Christopher Stone
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment to the Rights Agreement dated as of February 5, 2009 between PDL BioPharma, Inc. and Mellon Investor Services, LLC, as Rights Agent.

14.1	PDL BioPharma, Inc. Code of Business Conduct

5